Exhibit 99.1

RALPH W. BABB JR. Chairman and Chief Executive Officer Letter to shareholders To Our Shareholders: The year 2011 was memorable for several reasons. For Comerica, it was the year we acquired Houston, Texas-based Sterling Bancshares, Inc., strengthening our franchise in the Lone Star State. The acquisition virtually tripled our market share in Houston, provided us entry into the attractive San Antonio and Kerrville regions, and complemented our banking center network in Dallas/Fort Worth, while adding about $5 billion in assets, $2 billion in loans and $4 billion in deposits on the closing date of July 28, 2011. We successfully completed systems conversions so that former Sterling customers can bank at any Comerica banking center and have complete access to our full line of products and services. We are certainly proud of our acquisition and extend a warm welcome to the former Sterling customers and employees who are now a part of the Comerica family. As you can see in the chart, during this challenging time for our economy we were able to increase earnings each year since 2009. For 2011, we reported net income of $393 million, an increase of $116 million, or 42 percent, from 2010. Net Income in millions 2009 2010 2011 $17 $277 $393 We were pleased with our loan growth in 2011, as we had a six percent increase in period-end total loans compared to 2010. We were pleased with our loan growth in 2011, as we had a six percent increase in period-end total loans compared to 2010. This increase reflected our acquisition of Sterling and core growth in commercial loans. The 13 percent increase in commercial loans was primarily driven by increases in Mortgage Banker Finance, Energy Lending, and Technology & Life Sciences, as well as Middle Market and Global Corporate Banking. We achieved record period-end total deposits, which were up 18 percent compared to 2010, with strong growth in all markets and almost all business lines, as well as from our Sterling acquisition. As you can see by the chart, noninterest-bearing deposits increased each year since 2009. For 2011, average noninterest-bearing deposits were up 13 percent compared to 2010. Our net interest income improved in the second half of the year, and noninterest income also increased in 2011, compared to 2010. Credit quality improved significantly in 2011. As a result of this overall improvement in credit quality, the provision for loan losses declined by more than half to $153 million in 2011, when compared to 2010. Our expenses remained well controlled in 2011. Excluding costs related to the Sterling acquisition, our non interest expenses were essentially stable year-over-year. At year-end 2011, we had $43 billion in total loans, $48 billion in total deposits and $61 billion in total assets, as well as 142 banking centers in Texas, 18 banking centers in Arizona, 104 banking centers in California, 11 banking centers in Florida and 218 banking centers in Michigan – our primary markets. Noninterest-bearing Deposits in millions Average Balances Period-end 2009 2010 2011 2011 $12,900 $15,094 $16,994 $19,764

COMERICA INCORPORATED 2011 Annual Report Our capital position has remained solid – we had a tangible common equity ratio of 10.27 percent at December 31, 2011. We repurchased 4.1 million shares in 2011 as part of our share repurchase program, and when combined with dividends, we returned 47 percent of 2011 net income to shareholders. As required, we submitted our 2012-2013 Capital Plan to the Federal Reserve in January 2012. We expect a response in mid-March 2012. We believe we are approaching the plan from a position of strength. For our nation, 2011 was quite a challenge. The economy sputtered for most of the year, with unemployment persistently high and housing prices still soft. Businesses and consumers remained understandably cautious in 2011. Our chief economist, Robert Dye, mentioned the “fog of uncertainty” that hangs over the U.S. economy and the global financial markets. The financial sector as a whole experienced stock price declines in 2011 that were disproportionate to the broader market in 2011. While the S&P 500 Index was unchanged in 2011, the 24-bank Keefe Bank Index (BKX) was down by 25 percent. Comerica’s stock trailed the BKX – our stock was down 39 percent in 2011 – but it is important to note the approximately 13 percent share dilution from the Sterling acquisition. Going forward, we expect our acquisition of Sterling to contribute to our performance in 2012 and beyond. FORGING STRONG CUSTOMER RELATIONSHIPS FOR 162 YEARS I am extremely proud of our bank and the professional manner in which our nearly 9,400 colleagues have conducted themselves in this challenging economic environment. They continue to serve as trusted advisors to our customers. I believe our success as a bank reflects the core strength of our relationship banking model. We have forged long- lasting relationships with our customers over the past 162 years. In a very real sense, Comerica has grown along with our customers and the country. We started in Detroit, Michigan in 1849, when it was just a small town. On opening day the bank, known then as the Detroit Savings Bank Institute, drew six depositors, including the founder’s daughter, who opened an account with $1. Some 130 years and several name changes later, in 1979, we followed “snowbirds” from Michigan who retired to Florida and wanted to do business with a familiar bank. We opened our first loan production office in Texas in 1987 and in the next year began offering a full line of banking services in the state. We began working with auto dealers in California in the mid-1980s before the first of several acquisitions in the Golden State, including one in 2001 that broadened our footprint to also include Arizona. Today, we have rewarding financial relationships with thousands of companies across our footprint, including those that span many decades. In addition, many families have maintained relationships with Comerica for generations. Since 2008, we also are proud to serve as the U.S. Treasury Department’s exclusive financial agent for the Direct Express® Debit MasterCard®, a prepaid debit card and electronic payment option for federal benefits, which provides a safe, convenient alternative to paper checks. Our longevity and success as a bank is a testament to our strong relationship focus, our conservative principles and our people – the men and women we employ and who serve as our ambassadors in the community. At year-end 2011, we had more than 900 colleagues with 30 or more years of service to Comerica. Nearly half of our workforce has been with us for 10 years or more. We are proud to employ people who appreciate what we have to offer them, in terms of competitive pay and benefits, and who share our core values and our vision to help businesses and people be successful. Our employees get to know our customers, which is at the heart of our relationship banking model. In our Business Bank, getting to know customers means having relationship managers who are responsive to customer needs, attentive to details and who understand their customers’ businesses. In line with our strong middle market focus, we have considerable expertise in a number of commercial business lines, including National Dealer Services, Technology & Life Sciences, Energy Lending, Entertainment, Environmental Services, and Mortgage Banker Finance, among others. We believe our expertise in these commercial business lines will assist us in growing loans, deposits and revenues – even in a slow growing economy. For example, within National Dealer Services we have long-standing relationships with many of the premier Today, we have rewarding financial relationships with thousands of companies across our footprint, including those that span many decades.

COMERICA INCORPORATED 2011 Annual Report  These heartening stories – of our teamwork and resolve to make a positive difference in peoples’ lives – are at the heart of our relationship banking model, and why we have been so successful for so many generations. automotive dealer groups in the U.S., including five of the seven that are publicly traded. By year-end 2011, dealers started rebuilding their inventories and our floor plan loan outstandings started growing again. Within Technology & Life Sciences, we enjoy strong working relationships with top tier investors – the venture capitalists and private equity firms that welcome our tailored lending, investment management, treasury management and foreign exchange services. This is a deposit-rich segment with deposits, generally, more than three times as large as loans. We are looking forward to opening a new Technology & Life Sciences office in Houston in 2012 to capitalize on the growth opportunities in the region. Our Energy Lending business is focused on a broad spectrum of companies, including those in the exploration and production segment, as well as midstream and energy services providers. Average loan outstandings in this business have increased for six consecutive quarters through December 31, 2011. In short, our experienced business bankers are uniquely prepared to help customers in these and other commercial business lines as they strive to achieve their profit forecasts, expand operations or streamline their back offices with our state-of-the-art treasury management services. Their success contributes to our success. I am always heartened by the feedback we receive from our business customers. For example, a middle market customer in San Jose, California was approached by three other financial institutions to finance the expansion of a new facility. The client said he chose to stay with Comerica because he values the relationships and high level service he receives. Such feedback reinforces the strength of our customer relationships and illustrates why we are the business bank of choice for thousands of companies. Comerica is more than a business bank, however. Our Retail Bank delivers personalized financial products and services to consumers, entrepreneurs, and owners and managers of small businesses. Getting to know customers in our Retail Bank means remembering their likes and dislikes, and serving as their trusted advisors, such as when we offer them cost-saving ideas and tips to protect themselves – and their families or businesses – from identity theft. It also means understanding the particular challenges they may face, such as with college expenses and retirement planning, so we can help them reach their goals. Our reputation as a bank dedicated to outstanding customer service is one we have earned. In fact, one customer was so impressed with the service he receives from one of our banking centers in Michigan that, upon noticing the badge of a Comerica employee who was filling her car with gas, he approached her simply to praise the banking center team for always recognizing him and providing quality customer service. He also shared that Comerica is one of the few companies he recommends to friends and family. Our Wealth Management area delivers personal wealth management solutions and strategies to high net worth individuals, particularly those who have more complex needs such as investments, insurance, and charitable gifting. The Institutional Services group within Wealth Management works with organizations such as partnerships, corporations and not-for-profit organizations to provide services such as trust, custody, investment management, employee benefit plans and business succession planning. Getting to know our Wealth Management clients means being in a position to develop a wealth plan for them that is objective, personally tailored and focused on preserving and managing the assets they have accumulated. It also means that we are able to articulate asset management strategies that fit with their investment objectives, while maximizing their potential returns. When an existing client referred a friend to us in San Diego, California, our Wealth Management and Middle Market teams worked quickly to identify ways we could help her reach her personal and business financial goals. The two teams worked closely together and created a tailored plan that included personal and commercial credit lines, insurance, investments and more to address her specific needs. She was so pleased with our plan that she referred her sister to Comerica. Her sister owns a company that has been awarded a contract to provide services to the U.S. Navy. She is moving all of their operating accounts to Comerica and Wealth Management is beginning to work with her on comprehensive wealth planning. These heartening stories – of our teamwork and resolve to make a positive difference in peoples’ lives – are at the heart of our relationship banking model, and why we have been so successful for so many generations.

COMERICA INCORPORATED 2011 Annual Report STRONG COMMITMENT TO THE COMMUNITIES WE SERVE We also have a strong commitment to the communities we serve. For Comerica, a commitment to community is fundamental to who and what we are as a company. In a difficult and challenging economy, we provided some $9 million in 2011 to not-for-profit organizations in the markets we serve. For example, we provided grants totaling $300,000 to seven non-profits throughout California for small business assistance programs. These grants help increase economic opportunities for underserved communities, offering a wide range of flexible financial products and services. Also in California, we donated more than 45,000 school supplies, including 3,500 backpacks, to benefit the more than 10,000 homeless students in the Los Angeles Unified School District. The supplies were collected at our banking centers throughout greater Los Angeles. In Texas, we teamed up with non-profits in Dallas and Houston to open community resource centers, or access points for self-sufficiency, self-improvement, financial literacy education, job preparation and life skills in underserved areas. These resource centers now serve as safe places for children and adults to access the internet, read books and attend financial empowerment workshops taught by Comerica bankers. In Southern Dallas, we partnered with the non-profit “Project Still I Rise;” in Houston’s 3rd Ward, we partnered with the non-profit “Change Happens” to make these community resource centers a reality. We partnered with the Federal Home Loan Bank of Dallas in presenting Partnership Grant Program awards to Dallas, Texas-based City Wide Community Development Corporation, the Fort Worth Business Assistance Center (BAC Education Foundation) and Housing Opportunities of Fort Worth, Inc. The grants assist with the operational needs of these organizations, which are involved in affordable housing and community development. In Michigan, Comerica is at the forefront of an effort to improve adult literacy in Metro Detroit. The Reading Works campaign supports agencies in the region that provide instruction for adults who want to learn to read. The bank provided the first corporate contribution to the campaign and is working to incorporate financial literacy education into the campaign’s programming. We held our first “Tools for School” supply drive in Michigan in 2011, collecting school supplies to provide students the tools they need to succeed in school. Comerica COMMITTED to the ® COMMUNITY. It’s what helps us grow. Together. comerica.com Member FDIC. Equal Opportunity Lender. customers and colleagues donated nearly 50,000 school supplies, which were distributed to students in need. We also hosted “Backpackpalooza,” in conjunction with Operation: Kid Equip, at our new Michigan market headquarters, giving away 1,000 free backpacks and school supplies to students in need.

COMERICA INCORPORATED 2011 Annual Report OUR DEDICATED EMPLOYEES MAKE A DIFFERENCE DIVERSITY AND SUSTAINABILITY DRIVE RESULTS Our employees are compassionate, considerate and truly understand the importance of giving back. In a very real sense, they are part of the fabric of the communities we serve. In 2011, our employees raised more than $2 million for the United Way and Black United Fund. They also donated their personal time and talents, with some 64,000 volunteer hours logged in 2011. This included nearly 1,100 colleagues who stepped up to make a difference in our communities by volunteering and recording nearly 7,000 independent and corporate-sponsored hours during our fourth annual National Day of Service on September 24, 2011. Our colleagues in Texas welcomed home soldiers at Dallas/Fort Worth International Airport and helped plant trees with volunteers from the Texas Trees Foundation. They also packaged more than 22,000 pounds of food in a single day at the North Texas Food Bank, which helped provide more than 17,000 meals for families and individuals in need throughout the Lone Star State. In November, Comerica was named as a “Top 10” fundraising company for the Texas 2011 March of Dimes. The honor recognizes the effort of 540 colleagues who raised $163,000 statewide for March of Dimes. Comerica’s employee volunteer program was honored as one of five finalists for Corporate Leadership in the 2011 Michigan Governor’s Service Awards. Our colleagues supported Michigan communities by working with students, packing food for those in need, building ramps for the disabled, preparing meals, and doing other worthwhile activities. Nearly 380 colleagues participated and raised $52,000 in the American Cancer Society’s Making Strides Against Breast Cancer Walk in southeast Michigan. Comerica colleagues in California volunteered at food banks throughout the Golden State on our national day of service. Then in November, Comerica provided donations to those same food banks to support their holiday meal programs. COMMUNITY COMERICA CARES In addition to a strong commitment to community, Comerica has an equally strong focus on diversity and sustainability. Our focus on diversity is reflected by the fact it is one of our core values, as well as a key business driver. As such, it is ingrained in our corporate policies and practices. This commitment gives us a competitive edge, and supports our growth and success. We maintain a diverse workforce and an inclusive culture, which values all colleagues. In addition, our unique diversity business outreach teams, focused on understanding the financial needs of diverse clients and supporting our diverse communities, have been very successful in building lasting relationships with our diverse constituencies. As a result of our diversity focus, we are proud to have been recognized nationally in 2011. For the first time, DiversityInc created a list of the top 10 regional companies that best demonstrate a commitment to diversity. Comerica ranked #1 in 2011 on this first-ever ranking. Black Enterprise magazine named Comerica Bank Senior Vice President and Chief Diversity Officer Linda Forte to the publication’s 2011 “Top Executives in Diversity” list. Comerica Bank was named to HispanicBusiness magazine’s “HispanicBusiness 2011 Diversity Best Companies,” an annual list determined by more than 32 variables that measure a company’s commitment to Hispanic hiring, promotion, marketing, philanthropy and supplier diversity. Comerica ranked #5. We continued to make solid progress on our corporate sustainability initiatives in 2011. Some of our key accomplishments during the year included the implementation of a new energy and environmental data management system to enhance tracking and reporting; our fourth consecutive listing on the Carbon Disclosure Project’s Carbon Disclosure Leadership Index, a global ranking of companies according to the level and quality of their disclosure and reporting on greenhouse gas emissions and climate change strategy; and our third consecutive listing on the FTSE4Good Index of companies which meet globally recognized corporate responsibility standards. Our employees are compassionate, considerate and truly understand the importance of giving back. In a very real sense, they are part of the fabric of the communities we serve.

COMERICA INCORPORATED 2011 Annual Report LOOKING AHEAD Looking ahead, we are anticipating a slow growing national economy in 2012. In order to offset the effects of a continued low-rate environment, we have identified more than 250 initiatives to help ensure we continue to deliver a growing bottom line. We are in the process of implementing these initiatives to drive revenue and decrease expenses. We are tracking our revenue enhancing initiatives as well as our continued expense management and, as of the publication date of this report, are on course to deliver the expected results. We believe we are ideally positioned in our markets. Texas has consistently outperformed the national economy and likely did so again in 2011. Population growth remains strong and the Texas economy is well diversified. Our chief economist expects that ongoing gains in employment and manufacturing activity through the end of 2011 will lift the Texas economy going forward. With the added benefit of our recently completed acquisition of Sterling, we believe we are well positioned in the state to develop new relationships and expand existing ones in 2012 and beyond. Strong auto sales at the end of 2011 helped charge the Michigan economy. The rate of job growth for the state is about on par with the national average and the unemployment rate is trending downward. More stability in labor markets will in turn help to stabilize the state’s housing markets. We’re certainly pleased by these positive developments in a state where we have a long history of service to our customers through many economic cycles. California’s economy is showing signs of growth, but key components of economic activity remain soft. We believe the broadest measure of economic activity for the state, payroll job creation, is heading in the right direction and helping to bring California’s unemployment rate down gradually. Ongoing job growth through the end of 2011 should help support the state’s economy and firm up tax revenues. Silicon Valley continues to hire, and this is good news for our Technology & Life Sciences customers and the state. In summary, Comerica is poised for the future. We have stayed true to our strategy, making minor refinements throughout the cycle to take advantage of opportunities and reduce risk. We have weathered the challenging economic cycle well, maintaining strong liquidity, solid capital and with credit metrics that are among the best in our peer group. We look forward to the future with confidence. Sincerely, Ralph W. Babb Jr. Chairman and Chief Executive Officer We have stayed true to our strategy, making minor refinements throughout the cycle to take advantage of opportunities and reduce risk.